UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 17, 2015
Date of Report (Date of earliest event reported)
 ________

NewStar Financial, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-33211 (Commission File Number)	54-2157878 (IRS Employer Identification No.)
500 Boylston Street, Suite 1250, Boston, MA 02116
(Address of principal executive offices) (Zip Code)

(617) 848-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 17, 2015, NewStar Financial, Inc. (the “Company”) issued a press release announcing that it priced its previously announced offering of senior notes, consisting of $300 million in aggregate principal amount of 7.25% Senior Notes due 2020 (the “Notes Offering”). Subject to customary closing conditions, the closing of the Notes Offering is expected on or about April 22, 2015. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
   No.          Description

99.1	Press release of the Company dated April 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL, INC.
Date:    April 17, 2015

By: /s/ John K. Bray
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX
Exhibit
   No.          Description

99.1	Press release of the Company dated April 17, 2015.